FUNDS FOR INSTITUTIONS SERIES
BlackRock Premier Government Institutional Fund
(the “Fund”)

Supplement dated June 16, 2016 to the
Prospectus of the Fund, dated May 2, 2016

Effective as of July 1, 2016, BlackRock Advisors, LLC has contractually agreed to cap net expenses of the Fund. To achieve this expense cap, BlackRock has agreed to waive and/or reimburse fees or expenses if the Fund’s annual fund operating expenses, excluding certain expenses described in the prospectus, exceed a certain limit. Additionally, effective as of September 1, 2016, the Fund is increasing its minimum initial investment amount. Accordingly, the Fund’s prospectus is amended as follows:

Effective as of July 1, 2016, the section of the prospectus entitled “Fund Overview — Key Facts About BlackRock Premier Government Institutional Fund — Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Premier Government Institutional Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Management Fee[1]	0.05%
Other Expenses	0.12%
Administration Fees	0.10%
Miscellaneous Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.17%
Fee Waivers and/or Expense Reimbursements[2]	(0.03)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	0.14%

[1]	The fees and expenses shown in the table and the example that follows include both the expenses of Premier Government Institutional Fund and Premier Government Institutional Fund’s share of expenses of Master Premier Government Institutional Portfolio (“Premier Government Institutional Portfolio”) (formerly known as “Master Premier Institutional Portfolio”). The management fees are paid by Premier Government Institutional Portfolio.
[2]	As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 37, effective July 1, 2016, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.14% through August 31, 2017 and the table reflects these waivers and/or reimbursements. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of Premier Government Institutional Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Premier Government Institutional Fund	$14	$52	$93	$214

Effective as of September 1, 2016, the section of the prospectus entitled “Fund Overview — Key Facts About BlackRock Premier Government Institutional Fund — Purchase and Sale of Fund Shares” is amended to delete the second paragraph of that section in its entirety and replace it with the following:

Accounts can be opened with a minimum initial investment of $10,000,000. To open an account, an FFI account application must be fully executed and supporting documentation must be provided. The minimum investment for additional purchases is generally $1,000 for all accounts except that if your account balance in the Fund has fallen below $10,000,000, subsequent purchases of shares of the Fund by you will only be accepted if, after such purchase, your balance will be at least $10,000,000. The Fund will effect orders to purchase and sell shares on every day that both the New York Stock Exchange and the Federal Reserve are open for business, and the bond markets are open for trading.

Effective as of September 1, 2016, the section of the prospectus entitled “Account Information — How to Buy, Sell and Exchange Shares” is amended to delete the first row of the table entitled “If You Want to Buy Shares” in that section in its entirety and replace it with the following:

	Your Choices	Important Information for You to Know
If You Want to Buy Shares	First, determine the amount of your investment and then open your account

Accounts can be opened with a minimum initial investment of $100,000, with the exception of Premier Government Institutional Fund, which requires a minimum initial investment of $10,000,000; Treasury Strategies Institutional Fund, which requires a minimum initial investment of $3,000,000; and Select Treasury Strategies Institutional Fund, which requires a minimum initial investment of $10,000,000.

To open an account, an Account Application must be fully executed and supporting documentation must be provided. FFI Account Applications are available at www.blackrock.com/cash or by calling (800) 225-1576. All new accounts must be approved prior to making initial investments. Completed Account Applications must be mailed to Boston Financial Data Services, Attention: BlackRock, P.O. Box 8118, Boston, Massachusetts 02266.

Effective as of September 1, 2016, the section of the prospectus entitled “Account Information — How to Buy, Sell and Exchange Shares” is amended to delete the first row of the table entitled “Add to Your Investment” in that section in its entirety and replace it with the following:

	Your Choices	Important Information for You to Know
Add to Your Investment	Purchase additional shares
The minimum investment for additional purchases is generally $1,000 for all accounts, except that if your account balance in Premier Government Institutional Fund, Treasury Strategies Institutional Fund or Select Treasury Strategies Institutional Fund has fallen below $10,000,000, $3,000,000 or $10,000,000, respectively, subsequent purchases of shares of Premier Government Institutional Fund, Treasury Strategies Institutional Fund or Select Treasury Strategies Institutional Fund by you will only be accepted if, after such purchase, your balance will be at least $10,000,000, $3,000,000 or $10,000,000, respectively.

Effective as of July 1, 2016, the section of the prospectus entitled “Management of the Funds — BlackRock” is amended by adding the following immediately after the fifth paragraph of that section:

With respect to Premier Government Institutional Fund, BlackRock has contractually agreed to cap net expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Fund’s investments; and (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, if any) of the Fund at the level shown below and in the Fund’s fees and expenses table in the “Fund Overview” section. Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this prospectus as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.” To achieve this expense cap, BlackRock has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.

Contractual Cap[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Premier Government Institutional Fund	0.14%

[1]	The contractual cap for Premier Government Institutional Fund is effective as of July 1, 2016 and in effect through August 31, 2017. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.
[2]	As a percentage of average daily net assets.

Shareholders should retain this Supplement for future reference.

PRO-FFIS-0616SUP